AGREEMENT

         THIS AGREEMENT dated as of March 3, 2000, is made among SAFETY-KLEEN CORP., a Delaware corporation (the "Company"), SAFETY-KLEEN SERVICES, INC., a Delaware corporation ("Services"), SAFETY-KLEEN LTD. a New Brunswick corporation, successor in interest to Laidlaw Environmental Services Ltd. ("Limited") and Kenneth W. Winger (the "Executive"), a resident of South Carolina. Company, Services and Limited all have their principal place of business in Columbia, South Carolina and are collectively referred to herein as "Safety-Kleen"

         WHEREAS, Executive entered into a written arrangement with Laidlaw Inc. ("Laidlaw") dated August 29, 1995 (the "Laidlaw Agreement") wherein Laidlaw agreed, among other things to purchase the residence at 71 Reynolds Street, Oakville, Ontario ("71 Reynolds") owned by Executive's wife, Lucille Ann Winger ("Lucille"); to allow Lucille the right but not the obligation to buy back 71 Reynolds for U.S. $444,000 during the term of the arrangement upon 30 days written notice; and to relocate Executive from Columbia, South Carolina to Ontario;

         WHEREAS,   in  September  1995  and  in  accordance  with  the  Laidlaw
Agreement, Laidlaw purchased 71 Reynolds from Lucille;

         WHEREAS, in April 1997 Laidlaw sold 71 Reynolds to Limited, an affiliate of Laidlaw;

         WHEREAS, the parties hereto now desire to enter this agreement between Safety-Kleen and the Executive in order to effectuate the intent of the parties under the Laidlaw Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. 71 REYNOLDS. Lucille will have the right but not the obligation to buy back 71 Reynolds for U.S. $444,000 cash at any time during the term of this Agreement upon 30 days written notice (Buy Back Notice) to Safety-Kleen. Such Buy Back Notice may provide for a period of up to 90 days from the date of the Buy Back Notice to close the purchase.

         Without the consent of Executive and Lucille, Safety-Kleen will not sell 71 Reynolds during the term of this Agreement except to Lucille and/or her designee(s) as provided above. Safety-Kleen will maintain 71 Reynolds in good condition, and will pay all applicable property and like taxes and maintain adequate property insurance and liability insurance so as to be able to sell 71 Reynolds back to Lucille in a condition similar to that at the time of purchase by Limited and free and clear of any encumbrances.


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

         Safety-Kleen may, at its sole discretion, rent 71 Reynolds for single family occupancy for individual lease terms not to exceed one year except as mutually agreed with Executive and Lucille.

         2. RELOCATION TO ONTARIO. Safety-Kleen agrees for a period of up to twelve months after the termination of this Agreement to pay for the relocation of Executive and Lucille and all of their personal effects to a location of Executive's choice in Ontario within a 100 km radius of Burlington, Ontario within the existing policies and practices of Safety-Kleen, including the buy back for cash of Lucille's residence at 3410 Heatherwood Road, Columbia, SC 29205 based on the average of two bona fide then current appraisals.

         3. TERMINATION. This Agreement may be terminated at any time by written agreement of the Parties or operation of the provisions of any then existing severance agreement between Safety-Kleen and Executive.

         4. APPLICABILITY. This Agreement is in addition to and not in lieu of any prior agreement among Company, Services and Executive which specifically provides benefits upon a change in control of the Company or Services. Executive agrees that upon performance of the obligations of this Agreement by Safety-Kleen, Laidlaw shall have no further obligation to perform under Paragraph 4 of the Laidlaw Agreement.

         IN WITNESS WHEREOF, the Executive, Services, Limited and the Company have executed this Agreement as of the date first above written.

                               /s/ Kenneth W. Winger
                              -----------------------------------
                              Kenneth W. Winger (the Executive)

                              SAFETY-KLEEN CORP.
                              By: /s/ Paul Humpreys
                                 ---------------------------------
                              Paul H. Humphreys
                              Senior Vice President of Finance and Chief
                              Financial Officer

                              SAFETY-KLEEN SERVICES, INC.
                              By: /s Paul Humpreys
                                 ---------------------------------
                              Paul H. Humphreys
                              Senior Vice President of Finance and Chief
                              Financial Officer

                              SAFETY-KLEEN LTD.
                              By: /s/ Paul Humpreys
                                 ---------------------------------
                              Paul H. Humphreys
                              Senior Vice President of Finance and Chief
                              Financial Officer


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